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                        FORM OF SECTION 906 CERTIFICATION

                                                             EX-99.906 CERT MAIL

Lawrence R. Halverson, President, and Mary E. Hoffmann, Treasurer, of MEMBERS Mutual Funds (the "Registrant"), to the best of their knowledge, each certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended October 31, 2005 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

PRESIDENT                                         TREASURER

/s/ Lawrence R. Halverson                         /s/ Mary E. Hoffmann
-------------------------------------             ------------------------------
Lawrence R. Halverson                             Mary E. Hoffmann

Date: December 19, 2005                           Date: December 19, 2005